UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2016

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 19, 2016, VMware, Inc. (“VMware”) issued a press release announcing its financial results for the quarter ended March 31, 2016. The press release, which includes information regarding VMware’s use of non-GAAP financial measures, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On April 19, 2016, VMware also announced that its Board of Directors has authorized VMware to repurchase up to an aggregate of $1.2 billion of its Class A common stock through December 31, 2016 in the open market, subject to market conditions. VMware plans to repurchase $1.2 billion of its Class A common stock in 2016.

The aggregate authorized stock repurchase amount of $1.2 billion includes the amount remaining from the Company’s previous stock repurchase authorization announced in January 2015. The timing of any repurchases and the actual number of shares repurchased will depend on a variety of factors, including VMware’s stock price, corporate and regulatory requirements and other market and economic conditions.

This Item 8.01 contains forward-looking statements including, among other things, statements regarding the value of shares to be repurchased through VMware’s stock repurchase programs, the duration of such programs and the expectation for repurchases during 2016. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) fluctuations and volatility in VMware’s stock price; (ii) the impact of macroeconomic conditions on VMware’s business and cash flows; (iii) changes in VMware’s financial condition; (iv) changes in business opportunities and priorities that could cause VMware to consider alternative uses of cash; (v) fluctuations in the level of cash held in the United States that is available for stock repurchases; and (vi) the impact of regulatory restrictions on VMware’s ability to execute its stock repurchase program as a result of any delays to Dell’s acquisition of EMC. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that VMware may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release of VMware, Inc. dated April 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2016

VMware, Inc.

By:	/s/ Zane Rowe
Zane Rowe
Chief Financial Officer and Executive Vice President